                         NORTHSTAR REALTY FINANCE CORP.

                        2004 OMNIBUS STOCK INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF PLAN.

              The name of this plan is the NorthStar Realty Finance Corp. 2004
Omnibus Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to Participants (hereinafter defined) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company. To accomplish the foregoing, the Plan provides that the Company may grant awards of Stock,
Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights,
Restricted Stock and Other Awards (each as hereinafter defined).

SECTION 2.    DEFINITIONS.

              For purposes of the Plan, the following terms shall be defined as set forth below:

              (a) "Additional IPO Shares" means any shares of Stock that the
Company issues and sells to the IPO Underwriters pursuant to the underwriting agreement relating to the Initial Public Offering in excess of the Initial IPO
Shares, but excluding any Overallotment IPO Shares.

              (b) "Administrator" means the Board, or if and to the extent the
Board does not administer the Plan, the Committee in accordance with Section 3 below.

              (c) "Automatic Non-Employee Director Stock Awards" has the meaning set forth in Section 10 hereof.

              (d) "Award" means an award of Incentive Stock Options,
Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Stock
or Other Awards under the Plan.

              (e) "Beneficial Owner" shall have the meaning set forth in Rule
13d-3 under the Exchange Act.

              (f) "Board" means the Board of Directors of the Company.

              (g) "Change in Control" of the Company shall be deemed to have occurred if an event set forth in any one of the following paragraphs (i)-(iii)
shall have occurred:

                  (i) any Person is or becomes Beneficial Owner, directly or indirectly, of securities of the Company representing
                  thirty-five percent (35%) or more of the combined voting power of the then

                  outstanding securities of the Company, excluding (A) any
                  Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (ii) below,
                  (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; and (C) NCIC or any of its
                  majority-owned or controlled subsidiaries; or

                  (ii) the consummation of a merger or consolidation of the
                  Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or
                  consolidation of the Company (or any direct or indirect
                  subsidiary of the Company) pursuant to applicable stock
                  exchange requirements, other than (x) a merger or
                  consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) fifty percent
                  (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
                  (y) a merger or consolidation effected to implement a
                  recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing
                  thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of the Company; or

                  (iii) the stockholders of the Company approve a plan of
                  complete liquidation or dissolution of the Company or an
                  agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

              (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

              (i) "Committee" means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in
Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

              (j) "Company" means NorthStar Realty Finance Corp., a Maryland corporation (or any successor corporation).

              (k) "Effective Date" has the meaning set forth in Section 15 hereof.

              (l) "Eligible Recipient" means an officer, director (including a
Non-Employee Director), employee, co-employee, consultant or advisor of the
Company or of any Parent or Subsidiary who provide services to the Company. For purposes of this definition, "consultants" shall include those employees of
NCIC, or its majority-owned subsidiaries who provide services to the Company pursuant to that certain Shared Facilities and Services Agreement between the
Company and NCIC.

              (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

              (n) "Fair Market Value" means, as of any given date, the fair market value of a share of Stock as determined by the Administrator using any reasonable method and in good faith; provided that (i) if shares of Stock are admitted to trading on a national securities exchange, the fair market value of a share of Stock on any date shall be the closing sale price reported for such share on the exchange on such date on which a sale was reported; (ii) if shares of Stock are admitted to quotation on the National Association of Securities
Dealers Automated Quotation System ("NASDAQ") or a successor quotation system and has been designated as a National Market System ("NMS") security, fair market value of a share on any date shall be the closing sale price reported for such share on the system on such date on which a sale was reported; (iii) if shares of Stock are admitted to quotation on the NASDAQ but have not been designated as an NMS security, fair market value of a share on any such date shall be the average of the highest bid and lowest asked prices for such share on the system on such date on which both the bid and asked prices were reported.

              (o) "Free Standing Rights" has the meaning set forth in Section 8 hereof.

              (p) "Free Standing Stock Appreciation Rights" has the meaning set forth in Section 8 hereof.

              (q) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships of the Participant.

              (r) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

              (s) "Initial IPO Shares" means the initial 20,000,000 shares of
Stock that the Company issues and sells to the IPO Underwriters pursuant to the underwriting agreement.

              (t) "Initial Offering Price" means the "Price to Public" of the
Initial IPO Shares set forth on the cover page of the IPO Prospectus.

              (u) "Initial Public Offering" means the initial underwritten public offering of Stock pursuant to the IPO Prospectus.

              (v) "IPO Prospectus" means the Company's prospectus relating to the Initial Public Offering as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act and deemed a part of the
Company's registration statement on Form S-11 (No. 333-114675) at the time such registration statement is declared effective by the Securities and Exchange
Commission.

              (w) "IPO Underwriters" means the underwriters of the Initial
Public Offering.

              (x) "Non-Employee Chairman" means the Chairman of the Board upon the consummation of the Initial Public Offering if such Chairman is not an employee of the Company.

              (y) "Non-Employee Director" means a director of the Company who is not an employee of the Company, other than the Non-Employee Chairman.

              (z) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an
Incentive Stock Option.

              (aa) "NCIC" means NorthStar Capital Investment Corp., a Maryland corporation.

              (bb) "Other Awards" means an award granted pursuant to Section 11 hereof.

              (cc) "Overallotment IPO Shares" means any shares of Stock that the
Company issues and sells to the IPO Underwriters as a result of any exercise of the overallotment option granted by the Company to the IPO Underwriters pursuant to the underwriting agreement relating to the Initial Public Offering.

              (dd) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

              (ee) "Participant" means any Eligible Recipient selected by the
Administrator, pursuant to the Administrator's authority in Section 3 below, to receive an Award.

              (ff) "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, other entity or "group" (as defined in the Securities Exchange Act of 1934).

              (gg) "Plan" has the meaning set forth to it in Section 1 hereof.

              (hh) "Related Rights" has the meaning set forth in Section 8 hereof.

              (ii) "Related Stock Appreciation Rights" has the meaning set forth in Section 8 hereof.

              (jj) "Restricted Period" has the meaning set forth in Section 9 hereof.

              (kk) "Reserved Shares" has the meaning set forth in Section 4 hereof.

              (ll) "Restricted Stock" means shares of Stock subject to certain restrictions granted pursuant to Section 9 below.

              (mm) "Securities Act" means the Securities Act of 1933, as amended.

              (nn) "Stock" means the common stock, par value $0.01 per share, of the Company.

              (oo) "Stock Appreciation Right" means the right pursuant to an award granted under Section 8 below to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (B) the aggregate exercise price of such right or such portion thereof.

              (pp) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 7 below.

              (qq) "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

              (rr) "Unit" or "Units" means a unit or units of limited
partnership interest in NorthStar Realty Finance Limited Partnership, a Delaware
limited partnership and the entity through which the Company conducts a significant portion of its business.

SECTION 3.    ADMINISTRATION.

              (a) The Plan shall be administered in accordance with the
requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section
162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange
Act by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the
Board.

              (b) The Administrator shall have the power and authority to grant
Stock Options, Stock Appreciation Rights, Restricted Stock, Stock, Other Awards
or any combination of the foregoing hereunder to Eligible Recipients pursuant to the terms of the Plan. In particular, but without limitation, the Administrator shall have the authority:

                  (i) to select those Eligible Recipients who shall be
Participants;

                  (ii) to determine whether and to what extent Awards are to be granted hereunder to Participants;

                  (iii) to determine the number of shares of Stock to be covered by each Award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including the waiver or modification of any such terms or conditions;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards granted hereunder, including the waiver or modification of any such terms or conditions;

                  (vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

                  (vii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any award agreements relating thereto) and to otherwise supervise the administration of the Plan.

              (c) The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Stock Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Stock Option, and (ii) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to any such Award; provided, however, that no action under this Section 3(c) shall adversely affect any outstanding Award without the consent of the holder thereof.

              (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the
Committee, nor any officer or employee of the Company acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the
Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4.    SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

              (a) The total number of shares of Stock reserved and available for issuance under the Plan (the "Reserved Shares") shall initially be 1,375,000 shares of Stock. The number of Reserved Shares shall be automatically increased
(without any

further action by the Board or the stockholders of the Company) by the number of shares of Stock that is equal to five percent (5%) of any Additional IPO Shares or Overallotment IPO Shares; provided, however, that the maximum number of
Reserved Shares shall not exceed 1,755,000, subject to adjustment as set forth in Section 5 below. Such shares of Stock may consist, in whole or in part, of authorized and unissued shares of Stock or treasury shares.

              (b) Subject to the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) a Stock Option expires or is otherwise cancelled or terminated without being exercised, or (ii) any shares of Stock subject to any Awards granted hereunder are cancelled, terminated or forfeited, such shares of Stock shall again be available for issuance in connection with future awards granted under the Plan.

              (c) The aggregate number of shares of Stock as to which Awards may be granted to any individual during any calendar year may not, subject to adjustment as provided in Section 5, exceed 50% of the shares of Stock reserved for issuance for the purposes of the Plan as of the end of such calendar year, in accordance with the provisions of this Section 4.

SECTION 5.    EQUITABLE ADJUSTMENTS.

              Upon the occurrence of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, the Administrator shall make appropriate equitable adjustments, which may include, without limitation, adjustments to: (i) the aggregate number of shares of Stock reserved for issuance under the Plan, (ii)
the kind, number and exercise price of outstanding Stock Options and Stock
Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of shares of Stock subject to outstanding awards of Restricted
Stock granted under the Plan, in each case as may be determined by the
Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.
In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property equal to the Fair Market Value of the Stock covered by such Awards, reduced by the option or exercise price, if any.

SECTION 6.    ELIGIBILITY.

              Eligible Recipients shall be eligible to be granted Stock Options,
Stock Appreciation Rights, Restricted Stock, Stock, Other Awards or any
combination of the foregoing hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each such Award.

SECTION 7.    STOCK OPTIONS.

              Stock Options may be granted alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of
Stock Option awards need not be the same with respect to each Participant.
Participants who are granted Stock Options shall enter into an award agreement with the Company, in such form as the Administrator shall determine, which shall set forth, among other things, the option price of the Stock Option, the term of the Stock Option and provisions regarding exercisability of the Stock Option granted thereunder.

              The Stock Options granted under the Plan may be of two types: (i)
Incentive Stock Options and (ii) Non-Qualified Stock Options.

              The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified
Stock Options, or both types of Stock Options (in each case with or without
Stock Appreciation Rights). Directors who are not also employees or officers of the Company or of any Parent or Subsidiary, consultants or advisors to the
Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock
Options (with or without Stock Appreciation Rights). To the extent that any
Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Participant and be outstanding concurrently hereunder.

              Stock Options granted under the Plan shall be subject to the following terms and conditions and to the award agreement evidencing each Award which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

              (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock
Options, be less than 100% of the Fair Market Value of the Stock on such date
(110% of the Fair Market Value per share on such date if, on such date, the
Eligible Recipient owns, or is deemed to own under the Code, stock possessing more than ten percent (a "Ten Percent Owner") of the total combined voting power of all classes of Stock).

              (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if the
Eligible Recipient is a Ten Percent Owner, an Incentive Stock Option may not be
exercisable after the expiration of five years from the date such Incentive
Stock Option is granted.

              (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant; provided, however, that no action following the time of grant shall adversely affect any outstanding Stock
Option without the consent

of the holder thereof. The Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the
Administrator may determine, in its sole discretion, including but not limited to in connection with any Change in Control of the Company.

              (d) Method of Exercise. Subject to Section 7(c), Stock Options may
be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of
Stock to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the
Administrator, in its sole discretion, payment in whole or in part may also be made (i) in the form of unrestricted Stock already owned by the Participant which, (x) in the case of unrestricted Stock acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised; (ii) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant; (iii) any other form of consideration approved by the Administrator and permitted by applicable law; or (iv) any combination of the foregoing. If payment of the option price of a Non-Qualified
Stock Option is made in whole or in part in the form of Restricted Stock, the shares of Stock received upon the exercise of such Stock Option shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares of Stock equal to the number of shares surrendered upon the exercise of such Stock Option.

              (e) Rights as Stockholder. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the
Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (b) of Section 14 below.

              (f) Non-Transferability of Stock Options. Except as otherwise provided by the Administrator, Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution, by instrument to an inter vivos or testamentary trust in which the Stock Options are to be passed to beneficiaries upon the death of the Participant, or by gift to Immediate Family, and may be exercised, during the lifetime of the Participant, only by the Participant.

              (g) Termination of Employment or Service. In the event that a
Participant ceases to be employed by or to provide services to any of the
Company, any Parent or any Subsidiary, any outstanding Stock Options previously granted to such

Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the award agreement governing such Awards. Unless otherwise provided in the award agreement, Stock Options granted to such
Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.

              (h) Annual Limit on Incentive Stock Options. In addition to the limitation applicable to Stock Options in Section 4(c) above, to the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock
Option is granted) of shares of Stock with respect to which Incentive Stock
Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock
Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

SECTION 8.    STOCK APPRECIATION RIGHTS.

              Stock Appreciation Rights may be granted either alone ("Free
Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option,
Related Rights may be granted either at or after the time of the grant of such
Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The
Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made; the number of shares of Stock to be awarded, the exercise price, and all other conditions of
Stock Appreciation Rights. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant.

              Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and to the award agreement evidencing such
Award which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

              (a) Awards. The prospective recipient of a Stock Appreciation
Right shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the award and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date.
Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

              (b) Exercisability.

                  (i) Stock Appreciation Rights that are Free Standing Rights
("Free Standing Stock Appreciation Rights") shall be exercisable at such

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time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                  (ii) Stock Appreciation Rights that are Related Rights
("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this
Section 8 of the Plan; provided, however, that a Related Stock Appreciation
Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Stock subject to the Incentive
Stock Option exceeds the option price of such Stock Option.

              (c) Payment Upon Exercise.

                  (i) Upon the exercise of a Free Standing Stock Appreciation
Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than
100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the Free Standing Stock
Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                  (ii) A Related Right may be exercised by a Participant by
surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the
Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation
Right is being exercised, with the Administrator having the right to determine the form of payment. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

              (d) Non-Transferability.

                  (i) Free Standing Stock Appreciation Rights shall be
transferable only when and to the extent that a Stock Option would be transferable under paragraph (f) of Section 7 of the Plan.

                  (ii) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (f) of Section 7 of the Plan.

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              (e) Termination of Employment or Service.

                  (i) In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary, any
outstanding Stock Appreciation Rights previously granted to such Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the award agreement governing such Awards. Unless otherwise provided in the award agreement, Stock Appreciation Rights granted to such Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.

                  (ii) In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation
Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as applicable to the related Stock Options.

              (f) Term.

                  (i) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation
Right shall be exercisable more than ten years after the date such right is granted.

                  (ii) The term of each Related Stock Appreciation Right shall be the term of the Stock Option to which it relates, but no Related Stock
Appreciation Right shall be exercisable more than ten years after the date such right is granted.

SECTION 9.    RESTRICTED STOCK.

              Awards of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an award agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; the Restricted Period (as defined in
Section 9 (c)) applicable to Restricted Stock awards; and all other conditions applicable to Restricted Stock awards. The provisions of the awards of
Restricted Stock need not be the same with respect to each Participant.

              (a) Purchase Price. The price per share, if any, that a
Participant must pay for shares purchasable under an award of Restricted Stock shall be determined by the Administrator in its sole discretion at the time of grant.

              (b) Awards and Certificates. The prospective recipient of a
Restricted Stock award shall not have any rights with respect to any such Award, unless and until such recipient has executed an award agreement evidencing the
Award and delivered a fully executed copy thereof to the Company, within such period as the Administrator may specify after the award date. Each Participant who is granted an award of Restricted

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Stock shall be issued a stock certificate in respect of such shares of
Restricted Stock, which certificate shall be registered in the name of the
Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award; provided that the
Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such Award.

              (c) Nontransferability. The Restricted Stock awards granted pursuant to this Section 9 shall be subject to the restrictions on transferability set forth in this paragraph (c). During such period as may be set by the Administrator in the award agreement (the "Restricted Period"), the
Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution; provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. The Administrator may also impose such other restrictions and conditions, including the achievement of pre-established corporate performance goals, on awarded Restricted Stock as it deems appropriate. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect.

              (d) Rights as a Stockholder. Except as provided in Section 9(b) or as otherwise provided in an award agreement, the Participant shall possess all incidents of ownership with respect to shares of Restricted Stock during the
Restricted Period, including the right to receive dividends with respect to such shares and to vote such shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted
Period shall expire without forfeiture in respect of such awards of Restricted
Stock except as the Administrator, in its sole discretion, shall otherwise determine.

              (e) Termination of Employment. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any
Parent or any Subsidiary during the Restricted Period, any rights pursuant to any Award of Restricted Stock previously granted to such Participant shall be subject to such terms and conditions as set forth in the award agreement governing such Awards. Unless otherwise provided in the award agreement, the
Restricted Stock awards granted to such Participant, to the extent that restrictions have not lapsed or applicable conditions have not been met at the time of such cessation of employment or provision of services, shall expire on the date of such termination.

SECTION 10.   AUTOMATIC GRANTS OF STOCK TO NON-EMPLOYEE DIRECTORS AND THE
NON-EMPLOYEE CHAIRMAN.

              The Company shall grant awards of Stock, Restricted Stock and
Other Awards to Non-Employee Directors and the Non-Employee Chairman as
described in

                                       13

further detail below (the "Automatic Non-Employee Director Awards"). Such grants shall be automatic and non-discretionary and otherwise subject to the terms and conditions set forth in this Section 10 and the award agreement evidencing such grant, as well as the terms of the Plan. Notwithstanding anything herein to the contrary, subject to such procedures, terms and conditions established by the
Administrator from time to time, a recipient of an Automatic Non-Employee
Director Award may elect, in lieu of Stock or Restricted Stock under this
Section 10, to receive an Other Award under Section 11 that has an equivalent economic value, as determined by the Administrator in its sole discretion, to the foregone Stock or Restricted Stock.

              Each recipient of an Automatic Non-Employee Director Award shall enter into an award agreement with the Company. The award agreement shall set forth such terms and conditions, not inconsistent the provisions of this Section
10, with respect to such automatic grant as the Administrator may determine.

              (a) Initial Grant.

                  (i) Each Non-Employee Director shall automatically be granted an award of Restricted Stock having a value as of the date of grant equal to approximately $50,000. Each such award shall be granted (i) on the date of the
IPO Prospectus or as soon as practicable thereafter, to each Person who is a
Non-Employee Director on the date of the IPO Prospectus, with the calculation of the number of shares of Restricted Stock so awarded to be computed by dividing
$50,000 by the Initial Offering Price, rounding down to the nearest whole number or (ii) to each Person who is not a Non-Employee Director on the date of the IPO
Prospectus, the date of the first Board meeting attended by such Non-Employee
Director, with the calculation of the number of shares of Restricted Stock so awarded to be computed by dividing $50,000 by the Fair Market Value of the Stock on the date of grant and rounding down to the nearest whole number. Restrictions with respect to one-third of each such award shall lapse as of each of the first three successive anniversaries of the date of the grant, provided, however, that each such Person is then a Non-Employee Director of the Company. No fractional shares of Restricted Stock shall be included in such Award.

                  (ii) On the date of the IPO Prospectus or as soon as
practicable thereafter, the Person who is the Non-Employee Chairman on the date of the IPO Prospectus, shall automatically be granted an award of Restricted
Stock having a value as of the date of grant equal to approximately $100,000, with the calculation of the number of shares of Restricted Stock so awarded to be computed by dividing $100,000 by the Initial Offering Price, rounding down to the nearest whole number. Restrictions with respect to one-third of each such award shall lapse as of each of the first three successive anniversaries of the date of the grant, provided, however, that the Person is then the Non-Employee
Chairman. No fractional shares of Restricted Stock shall be included in such
Award.

              (b) Annual Grant.

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                  (i) On the first business day after the first annual
stockholders' meeting of the Company, and on the first business day after each such annual stockholders' meeting of the Company thereafter during the term of the Plan, each Non-Employee Director shall automatically be granted an award of
Stock having a value equal to approximately $25,000 as of the date of the grant, provided, however, that each such Person is then a Non-Employee Director of the
Company. The number of shares of Stock so awarded shall be computed by dividing
$25,000 by the Fair Market Value of the Stock on the date of grant and rounding down to the nearest whole number. No fractional shares of Stock shall be included in such Award.

                  (ii) On the first business day after the first annual
stockholders' meeting of the Company, and on the first business day after each such annual stockholders' meeting of the Company thereafter during the term of the Plan, the Non-Employee Chairman shall automatically be granted an award of
Stock having a value equal to approximately $35,000 as of the date of the grant, provided, however, that the Person is then the Non-Employee Chairman. The number of shares of Stock so awarded shall be computed by dividing $35,000 by the Fair
Market Value of the Stock on the date of grant and rounding down to the nearest whole number. No fractional shares of Stock shall be included in such Award.

              (c) Stock Availability. Notwithstanding any of the foregoing, in the event that the number of shares of Stock available for grant under the Plan is not sufficient to accommodate the Automatic Non-Employee Director Awards, then the remaining shares of Stock available for such automatic awards shall be granted to each Non-Employee Director on the one hand and the Non-Employee
Chairman on the other hand, each of whom is to receive such an award, on a pro-rata basis. No further grants shall be made until such time, if any, as additional shares of Stock become available for grant under the Plan through action of the Board or the stockholders of the Company to increase the number of shares of Stock that may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

SECTION 11.   OTHER AWARDS.

              (a) Nature of Other Awards. Other forms of Awards ("Other Awards")
that may be granted under the Plan include Awards that are valued in whole or in part by reference to, or are otherwise calculated by reference to or based on, shares of Stock, including without limitation, (i) Units, (ii) convertible preferred stock, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests (including Units), (iii) membership interests in a Subsidiary or operating partnership and (iv) Awards valued by reference to book value, fair value or performance parameters relative to the
Company or any Subsidiary or group of Subsidiaries. For purposes of calculating the number of shares of Stock underlying an Other Award relative to the total number of shares of Stock reserved and available for issuance under Section
3(a), the Administrator shall establish in good faith the maximum number of shares of Stock to which a grantee of such Other Award may be entitled upon fulfillment

                                       15

of all applicable conditions set forth in the relevant Award documentation, including vesting, accretion factors, conversion ratios, exchange ratios and the like. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Stock underlying such Other Award shall be reduced accordingly by the Administrator and the related shares of
Stock shall be added back to the shares of Stock available for issuance under the Plan. Other Awards may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award agreement. The
Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Other Awards shall be made; the number of shares of Stock or
Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of Other Awards; and the restrictions and conditions applicable to
Other Awards. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives. The Administrator may require that Other Awards be held through a limited partnership, or similar
"look-through" entity, and the Administrator may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section
11. The provisions of the grant of Other Awards need not be the same with respect to each Participant.

              (b) Rights as Stockholder. Until such time as an Other Award is actually converted into, exchanged for, or paid out in shares of Stock, a
Participant shall have no rights as a holder of stock.

              (c) Non-Transferability. Except as otherwise provided by the
Administrator, Other Awards may not be sold, transferred, pledged, hypothecated or assigned except by will or the laws of descent and distribution.

              (d) Termination of Employment or Service. In the event that a
Participant ceases to be employed by or to provide services to the Company, any
Parent, or any Subsidiary, any outstanding Other Awards previously granted to such Participant shall be subject to such terms and conditions as set forth in the Award agreement governing such Other Awards. Except as may otherwise be provided by the Administrator either in the Award agreement, or, subject to
Section 12 below, in writing after the Award agreement is issued, a
Participant's rights in all Other Awards that have not vested shall automatically terminate upon the Participant's termination of employment (or cessation of service relationship) with the Company, its Parents and its
Subsidiaries for any reason.

SECTION 12.   AMENDMENT AND TERMINATION.

              The Board may amend, alter or discontinue the Plan in whole or in part, at any time, but no amendment, alteration, or discontinuation that would impair the rights of a Participant under any Award theretofore granted shall be made without such Participant's consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company's stockholders for any amendment that would require such approval in order to satisfy Sections 162(m) and 422 of the Code, stock exchange rules or

                                       16

other applicable law or regulation. The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to
Sections 5 of the Plan, no such amendment shall impair the rights of any
Participant without his or her consent.

SECTION 13.   UNFUNDED STATUS OF PLAN.

              The Plan is intended to constitute an "unfunded" plan for
incentive compensation. With respect to any payments not yet made to a
Participant by the Company, nothing contained herein shall give any such
Participant any rights that are greater than those of a general creditor of the
Company.

SECTION 14.   GENERAL PROVISIONS.

              (a) Securities Laws Compliance. Shares of Stock shall not be issued pursuant to the exercise or settlement of any Award granted hereunder unless the exercise or settlement of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              (b) Certificate Legends. The Administrator may require each person acquiring shares of Stock hereunder to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

              All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the
Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

              (c) Company Actions; No Right to Employment. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

              (d) Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements

                                       17

satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such
Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 15.   EFFECTIVE DATE OF PLAN.

              The Plan was adopted by the Board on September 14, 2004 and amended and readopted by the Board on October 19, 2004. The Plan was approved by the stockholders of the Company on October 20, 2004, which date is the date that the Plan shall become effective (the "Effective Date").

SECTION 16.   TERM OF PLAN.

              No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

SECTION 17.   GOVERNING LAW.

              The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                                       18